UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 — April 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Managed Municipal Income Trust

Semiannual report
4 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMM

Putnam Managed
Municipal Income
Trust

Semiannual report
4 | 30 | 21

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0320. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

June 14, 2021

Dear Fellow Shareholder:

With summer at hand, it’s worth asking whether the economy has returned to normal. More than half of the 50 states have lifted pandemic-related restrictions. First-quarter growth in U.S. gross domestic product was 6%, reflecting a return nearly to pre-pandemic levels of economic output. The global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. The pandemic is not in the past, and many of the changes precipitated by it could last. During this time, dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

Putnam’s active philosophy is well suited to this time. Putnam’s investment teams are analyzing companies, industries, consumers, and even governments. They try to understand the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any U.S. state or territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Managed Municipal Income Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Managed Municipal Income Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Managed Municipal Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Returns for periods less than one year are cumulative.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/21. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Managed Municipal Income Trust

Paul, how did municipal bonds perform during the reporting period?

With an improving economic outlook and positive supply/demand technicals, the municipal bond market performed well on an absolute and relative basis, with much of the tailwind coming in the November 2020 to January 2021 time frame. The Bloomberg Barclays Municipal Bond Index [the benchmark] rose 2.62%, outperforming U.S. Treasuries and the broader U.S. fixed income markets. Unprecedented monetary and fiscal policy initiatives helped to ease the economic toll of the Covid-19 pandemic and allay investor fears. In November 2020, optimism increased with the Pfizer/BioNTech and Moderna announcements about the efficacy of their Covid-19 vaccines and the end of election uncertainty. In its final policy meeting of 2020, the Federal Reserve kept its key overnight interest rate near zero and remained committed to its bond-buying program to support the credit markets. The Fed indicated the measures would stay in place until its maximum employment and price stability goals were met.

The positive sentiment continued into 2021, on the heels of the $900 billion Covid-19 aid

Managed Municipal Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/21. Investments in Puerto Rico represented 1.1% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Managed Municipal Income Trust

bill passed in December 2020. Investors were also in an upbeat mood due to the Biden administration’s plans to boost the Covid-19 vaccine rollout and to pass another stimulus package to spur economic growth. However, municipals reversed course in February 2021, along with other interest rate-sensitive, fixed income securities. Investors worried that additional stimulus measures would accelerate the economic recovery and lead to rising inflation. This resulted in higher bond yields further out on the yield curve while short-term interest rates remained near zero, anchored by the Fed’s monetary policy. The sharp rise in bond yields unsettled the financial markets. Underscoring inflation fears, oil prices spiked to their highest level in more than a year on March 15, 2021.

Municipals regained their footing in March 2021, with President Biden’s signing of the $1.9 trillion American Rescue Plan. This Covid-19-relief bill included another round of stimulus checks and $350 billion in aid to state and local governments. Later in the month, with inflation concerns still on the minds of investors, the Fed downplayed the possibility that it would reduce its support for the economy any time soon. Fed officials also revised their economic outlook for stronger growth for 2021 and affirmed that they still expected to keep interest rates near zero until 2023.

What is your current assessment of the health of the municipal bond market?

Credit fundamentals continue to improve, in our view. We’ve seen an uptick in state and local tax revenue from second-quarter 2020 crisis levels, although states with income taxes have generally navigated the pandemic better than states that rely more on sales taxes. Furthermore, we believe improving economic activity, job growth, home-price appreciation, and the federal government’s direct aid to state and local governments are supporting a recovery in credit fundamentals. And despite pandemic-related challenges, defaults remained low and within long-term ranges during the period. In 2020, the default rate represented less than 0.25% of the overall municipal bond market, and defaults within the investment-grade-rated universe were a rare occurrence.

How did the fund perform during the reporting period?

For the six months ended April 30, 2021, the fund outperformed its benchmark and the average return of its Lipper peer group, High Yield Municipal Debt Funds [closed-end].

What strategies influenced the fund’s performance during the period?

At period-end, the fund held an overweight exposure to investment-grade bonds rated A and BBB relative to the benchmark. The fund also held a slightly underweight exposure to lower-rated, high-yield bonds relative to its Lipper peer group. From a sector- or industry-positioning perspective, we favored continuing-care retirement community, land-secured, and charter school bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end. Our yield-curve strategy was defined by an overweight position in bonds with maturities of 10 to 20 years relative to the Lipper peer group at period-end. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with the benchmark.

The fund held an overweight exposure to revenue bonds compared with its Lipper peer group. The fund’s exposure to state and local governments was limited to those with, in our view, diverse tax bases and the ability to enact

Managed Municipal Income Trust 7

broad revenue enhancements or expense cuts. As part of our strategy for state debt, we held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’s financial profile continues to stabilize and that its flexibility and credit fundamentals were not completely reflected by market spreads.

We remain cautious about Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook for the municipal bond market in the coming months?

More than a year after the World Health Organization announced that the coronavirus outbreak had reached the level of a pandemic, we believe we are coming out on the other side of this health crisis with the aid of multiple relief packages and medical advancements. The recent cash infusions provided by the American Rescue Plan should help state and local governments enter their 2022 budget sessions with enough cash on hand to help absorb the economic stress of the pandemic, in our view.

If an infrastructure bill is passed, it would likely be a positive for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. Water/sewer and electric utilities are also likely to benefit from a broad infrastructure bill. Federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher debt burdens.

In addition, we believe that with the easing of mobility restrictions and the American Rescue Plan, U.S. economic growth will be strong in 2021. At the same time, the Fed remains committed to its twin goals of maximum employment and 2% sustained inflation. With

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Managed Municipal Income Trust

these and other factors at play, we believe the greatest opportunities reside in the lower parts of the investment-grade universe as well as the high-yield sectors at this point in the economic recovery.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Managed Municipal Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.52%	103.97%	7.39%	30.09%	5.40%	23.22%	7.21%	20.73%	7.54%
Market price	6.37	112.09	7.81	37.39	6.56	35.19	10.57	29.78	10.68
Bloomberg Barclays
Municipal Bond
Index	5.75	54.38	4.44	18.84	3.51	16.86	5.33	7.75	2.62
Lipper High Yield
Municipal Debt
Funds (closed-end)*	5.81	106.02	7.45	27.27	4.93	21.19	6.61	18.81	7.44

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/21 , there were 12, 12, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Managed Municipal Income Trust

Fund price and distribution information For the six-month period ended 4/30/21

Distributions
Number		6
Income[1]		$0.1920
Capital gains[2]		—
Total		$0.1920
	Series A		Series C
Distributions — preferred shares	(240 shares)		(1,507 shares)
Number
Income[1]	$75.49		$40.59
Capital gains[2]	—		—
Total	$75.49		$40.59
Share value	NAV		Market price
10/31/20	$7.91		$7.64
4/30/21	8.31		8.26
Current dividend rate (end of period)	NAV		Market price
Current dividend rate[3]	4.62%		4.65%
Taxable equivalent[4]	7.80		7.85

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.48%	103.76%	7.38%	29.23%	5.26%	20.99%	6.56%	14.43%	5.86%
Market price	6.33	109.16	7.66	37.80	6.62	32.54	9.85	18.90	8.94

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Managed Municipal Income Trust 11

Consider these risks before investing

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2020, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2020, up to 10% of the fund’s common shares outstanding as of September 30, 2020.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2021, Putnam employees had approximately $580,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Managed Municipal Income Trust

Summary of Putnam closed-end funds’ amended
and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Managed Municipal Income Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Managed Municipal Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust 17

The fund’s portfolio 4/30/21 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	the rate may represent a fixed rate currently in place
AGM Assured Guaranty Municipal Corporation	at the close of the reporting period.
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	IO Interest Only
COP Certificates of Participation	PO Principal Only
FRB Floating Rate Bonds: the rate shown is the current	PSFG Permanent School Fund Guaranteed
interest rate at the close of the reporting period. Rates	Q-SBLF Qualified School Board Loan Fund
may be subject to a cap or floor. For certain securities,	U.S. Govt. Coll. U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (127.6%)*	Rating**	Principal amount	Value
Alabama (1.9%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$500,000	$590,011
zero %, 10/1/46	BBB	3,950,000	4,051,037
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,075,000	2,541,257
5.00%, 9/15/33	AA	275,000	336,760
			7,519,065
Alaska (2.9%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/44	A+/F	4,750,000	5,363,743
Northern Tobacco Securitization Corp. Rev. Bonds,
Ser. A, 5.00%, 6/1/46	B3	6,370,000	6,450,115
			11,813,858
Arizona (3.8%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	572,148
(Somerset Academy of Las Vegas), 4.00%,
12/15/41 ##	BB	500,000	542,836
La Paz Cnty., Indl. Dev. Auth. Ed. Fac. Rev. Bonds,
(Harmony Pub. Schools), Ser. A
5.00%, 2/15/48	BBB	2,330,000	2,693,380
5.00%, 2/15/38	BBB	500,000	586,372
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	820,412
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	200,000	201,819
(Choice Academies, Inc.), 5.625%, 9/1/42	BB	315,000	324,566
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,700,000	1,828,632
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	290,000	297,311
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	271,849
5.00%, 7/1/35	BB	900,000	992,804
Ser. A, 5.00%, 7/1/35	BB	600,000	661,870

18 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	$2,000,000	$2,624,653
5.00%, 12/1/32	A3	570,000	757,432
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A2	200,000	236,612
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	200,000	236,856
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,000,000	1,036,603
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	544,547
			15,230,702
Arkansas (0.7%)
AR Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Baptist Health Oblig. Group)
5.00%, 12/1/47	A	600,000	736,224
4.00%, 12/1/44	A	610,000	682,402
4.00%, 12/1/39	A	585,000	667,052
4.00%, 12/1/37	A	805,000	922,282
			3,007,960
California (7.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	660,000	665,405
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	475,000	525,874
(Creekwood Apt.), Ser. A, 4.00%, 2/1/56	BB–/P	1,100,000	1,174,276
(Stoneridge Apt.), Ser. A, 4.00%, 2/1/56	BB/P	1,725,000	1,836,675
(Glendale Properties), Ser. A-2, 4.00%, 8/1/47	B+/P	1,100,000	1,181,264
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1,
Class A, 3.50%, 11/20/35	BBB+	1,722,973	2,005,209
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB–	465,000	509,764
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB	665,000	682,210
CA State Poll. Control Fin. Auth. Rev. Bonds,
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,100,000	1,257,160
CA State Poll. Control Fin. Auth. 144A Rev. Bonds,
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	1,059,803
CA State Tobacco Securitization Agcy. Rev. Bonds
Ser. B-2, zero %, 6/1/55	BB/P	4,900,000	958,016
(Gold Country Settlement Funding Corp.), Ser. B-2,
zero %, 6/1/55	BB/P	5,570,000	1,429,769
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A, 6.00%,
10/1/47 (Prerefunded 10/1/22)	BB/P	1,345,000	1,454,252
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	473,101
CMFA Special Fin. Agcy. I 144A Rev. Bonds,
(Social Bond), Ser. A-2, 4.00%, 4/1/56	BB/P	1,500,000	1,590,697
CSCDA Cmnty. Impt. Auth. 144A Rev.
Bonds, (Jefferson-Anaheim)
3.125%, 8/1/56	BB+/P	1,125,000	1,084,585
2.875%, 8/1/41	BB+/P	975,000	971,263

Managed Municipal Income Trust 19

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
California cont.
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-2, 5.00%, 6/1/47	BB/P	$5,000,000	$5,166,261
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings
College of the Law), Ser. A, 5.00%, 7/1/61	BB–/P	1,200,000	1,375,377
La Verne, COP, (Brethren Hillcrest Homes), 5.00%,
5/15/36 (Prerefunded 5/15/22)	AAA/P	325,000	344,365
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	350,000	365,944
Sacramento, Special Tax, (Greenbriar Cmnty. Fac.
Dist. No 2018-03), 4.00%, 9/1/46	BB/P	700,000	786,568
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	578,549
zero %, 8/1/38	BBB/P	2,000,000	782,853
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist.
No. 1), 7.75%, 8/1/32	B+/P	835,000	838,238
Tobacco Securitization Auth. of Northern CA Rev.
Bonds, (Sacramento Cnty., Tobacco Securitization
Corp.), Ser. B-2, zero %, 6/1/60	BB/P	2,250,000	541,432
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	380,389
			30,019,299
Colorado (3.0%)
Aviation Station North Metro. Dist. No. 2 G.O. Bonds,
Ser. A, 5.00%, 12/1/48	B+/P	850,000	912,953
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	500,000	544,664
CO State Educ. & Cultural Fac. Auth. Rev. Bonds,
(Skyview Academy), 5.125%, 7/1/34	BB	755,000	812,895
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	829,688
(Evangelical Lutheran Good Samaritan
Society Oblig. Group (The)), 5.625%, 6/1/43
(Prerefunded 6/1/23)	AAA/P	250,000	278,236
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Christian Living Neighborhood)
5.00%, 1/1/37	BB/P	1,250,000	1,336,136
5.00%, 1/1/31	BB/P	500,000	539,545
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34 (Prerefunded 12/1/22)	BB/P	220,000	237,280
Park Creek, Metro. Dist. Tax Allocation Bonds,
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	A/F	225,000	258,979
Parkdale, Cmnty. Auth. Rev. Bonds, (Metro. Dist.
No. 1), Ser. A, 5.00%, 12/1/40	B/P	1,000,000	1,089,732
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	1,650,000	1,702,701
RainDance Metro. Dist. No. 1 Rev. Bonds,
(Non-Potable Wtr. Enterprise), 5.25%, 12/1/50	B+/P	875,000	954,297

20 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	$500,000	$571,155
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A,
5.00%, 12/1/49	B+/P	1,000,000	1,084,969
Sterling Ranch Cmnty. Auth. Board Rev. Bonds,
(Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BB/P	450,000	500,586
Willow Bend Metro. Dist. G.O. Bonds, Ser. A,
5.00%, 12/1/39	BB–/P	600,000	649,980
			12,303,796
Connecticut (0.4%)
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,500,000	1,726,095
			1,726,095
Delaware (0.9%)
DE State Econ. Dev. Auth. Rev. Bonds
(ASPIRA of Delaware Charter Operations, Inc.),
Ser. A, 5.00%, 6/1/51	BB	1,035,000	1,112,068
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB	705,000	771,251
Millsboro Special Oblig. 144A Special Tax,
(Plantation Lakes), 5.25%, 7/1/48	BB–/P	1,000,000	1,103,258
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	490,000	545,258
			3,531,835
District of Columbia (2.5%)
DC Rev. Bonds
(Intl. School), 5.00%, 7/1/54	BBB	1,275,000	1,468,969
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	1,000,000	1,042,795
(Latin American Montessori Bilingual Pub. Charter
School Oblig. Group), 5.00%, 6/1/40	BB+	1,500,000	1,770,714
(KIPP DC), 4.00%, 7/1/44	BBB+	750,000	837,075
DC 144A Rev. Bonds, (Rocketship DC Oblig.
Group), Ser. 21-A
5.00%, 6/1/61	BB/P	400,000	453,290
5.00%, 6/1/51	BB/P	375,000	427,845
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,598,957
Metro. Washington DC, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.),
4.00%, 10/1/53 T	A–	1,065,000	1,221,273
(Dulles Metrorail & Cap. Impt. Proj.), Ser. B,
4.00%, 10/1/44 T	A–	1,060,000	1,226,072
			10,046,990
Florida (6.5%)
Cap. Trust Agcy. Rev. Bonds, (Wonderful Foundation
Charter School Holdings, LLC), zero %, 1/1/60	B/P	6,000,000	566,285
Cap. Trust Agcy. 144A Rev. Bonds, (Wonderful
Foundation Charter School Holdings, LLC)
5.00%, 1/1/55	BB–/P	1,700,000	1,897,694
4.50%, 1/1/35	BB–/P	750,000	826,842

Managed Municipal Income Trust 21

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Florida cont.
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	$240,000	$257,781
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, (Sr. Lien), Ser. A-1, 4.125%, 5/1/31	A	500,000	527,720
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	380,000	417,037
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds,
(St. Leo U., Inc. Oblig. Group), 5.00%, 3/1/49	BBB–	365,000	414,133
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,300,000	1,520,743
Lake Cnty., Retirement Fac. Rev. Bonds,
(Waterman Cmnty., Inc.), 5.75%, 8/15/55	B/P	750,000	802,215
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.125%, 5/1/46	B+/P	885,000	968,050
Lakewood Ranch, Stewardship Dist. Special Assmt.,
(Azario), 4.00%, 5/1/40	B+/P	1,000,000	1,074,953
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	460,000	494,323
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt., 4.00%, 5/1/50	B/P	250,000	261,337
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds, (Mount Sinai Med. Ctr.), 5.00%, 11/15/29
(Prerefunded 11/15/22)	Baa1	1,000,000	1,074,119
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,348,593
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	570,000	597,597
Palm Beach Cnty., Rev. Bonds, (Lynn U. Hsg.), Ser. A,
5.00%, 6/1/57	B+/P	375,000	379,423
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.),
Ser. A, 5.00%, 4/1/39	Ba1	500,000	559,096
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017
Foundation for Global Understanding, Inc.),
5.00%, 7/1/39	AAA/P	1,690,000	2,006,869
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/37	BB+/F	1,000,000	1,083,538
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 4.00%, 7/1/48	A1	1,500,000	1,670,425
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	529,960
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee
Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	1,119,511
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	495,000	513,903
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	815,000	883,050
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	945,000	980,936
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	710,000	797,294

22 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	$70,000	$71,926
Village, 144A Special Assmt., (Village Cmnty. Dev.
Dist. No. 13), 3.25%, 5/1/40	BB–/P	2,500,000	2,608,154
			26,253,507
Georgia (3.9%)
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group),
Ser. C, 5.00%, 7/15/38	Baa2	765,000	842,331
(Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	700,000	782,922
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.), Ser. C, 5.25%, 10/1/30	Baa1	750,000	785,310
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	1,450,000	1,456,442
Geo L Smith II GA Congress Ctr. 144A Rev. Bonds,
(Signia Hotel Mgt., LLC.)
5.00%, 1/1/54	BB–/P	1,480,000	1,684,259
5.00%, 1/1/36	BB–/P	850,000	994,405
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/34	A3	3,345,000	4,113,604
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle
Units 3 & 4), Ser. A
5.50%, 7/1/60	A	2,000,000	2,305,484
4.00%, 1/1/59	A2	2,000,000	2,221,648
4.00%, 1/1/49	A2	500,000	560,719
			15,747,124
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 10/1/34	Baa2	200,000	207,916
			207,916
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds,
(Kahala Nui), 5.125%, 11/15/32	A/F	400,000	422,973
			422,973
Idaho (0.6%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 4.00%, 3/1/38	A3	2,000,000	2,250,822
			2,250,822
Illinois (16.7%)
Chicago, G.O. Bonds, Ser. A
6.00%, 1/1/38	BBB+	2,560,000	3,106,705
5.50%, 1/1/49	BBB+	1,000,000	1,206,497
5.00%, 1/1/40	BBB+	2,000,000	2,377,932
5.00%, 1/1/30	BBB+	1,800,000	2,257,583
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	1,547,000	1,550,406
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	1,500,000	1,658,159
Ser. H, 5.00%, 12/1/36	BB	2,100,000	2,476,245
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	525,895

Managed Municipal Income Trust 23

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 1/1/38	A	$700,000	$858,174
Chicago, Waste Wtr. Transmission Rev. Bonds,
(2nd Lien), 5.00%, 1/1/39	A	1,360,000	1,510,274
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	1,000,000	1,210,111
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	A+	500,000	607,385
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	292,000	293,338
IL State G.O. Bonds
5.25%, 2/1/30	Baa3	1,000,000	1,104,652
5.00%, 11/1/41	Baa3	1,250,000	1,430,412
5.00%, 1/1/41	Baa3	700,000	787,463
5.00%, 2/1/39	Baa3	200,000	217,586
Ser. A, 5.00%, 5/1/38	Baa3	1,000,000	1,186,749
5.00%, 1/1/35	Baa3	500,000	569,478
5.00%, 1/1/33	Baa3	500,000	571,194
Ser. B, 5.00%, 10/1/31	Baa3	2,000,000	2,433,564
Ser. C, 5.00%, 11/1/29	Baa3	2,700,000	3,217,995
5.00%, 2/1/29	Baa3	2,075,000	2,467,380
5.00%, 1/1/29	Baa3	1,095,000	1,270,005
Ser. A, 5.00%, 12/1/28	Baa3	1,760,000	2,140,608
Ser. D, 5.00%, 11/1/28	Baa3	1,730,000	2,079,485
Ser. D, 5.00%, 11/1/27	Baa3	770,000	933,986
Ser. A, 4.00%, 3/1/41	Baa3	1,300,000	1,484,870
IL State Fin. Auth. Rev. Bonds
(Plymouth Place), 5.25%, 5/15/50
(Prerefunded 5/15/25)	BB+/F	1,000,000	1,187,976
(Plymouth Place Oblig. Group), 5.00%, 5/15/56	BB+/F	815,000	935,763
(Plymouth Place Oblig. Group), 5.00%, 5/15/51	BB+/F	1,000,000	1,155,103
(Plymouth Place Oblig. Group), 5.00%, 5/15/41	BB+/F	400,000	470,188
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	700,000	838,902
(Presbyterian Homes Oblig. Group), 4.00%, 5/1/50	A–/F	1,500,000	1,668,717
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	562,180
IL State Fin. Auth. Student Hsg. & Academic
Fac. Rev. Bonds
(U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	554,719
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,200,000	1,343,144
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50	BBB	3,000,000	3,608,878
Ser. B, stepped-coupon zero % (4.950%, 6/15/31),
12/15/47 ††	BBB	1,500,000	1,242,386
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	1,000,000	1,232,512
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/33	AA	625,000	791,836
5.00%, 4/1/31	AA	500,000	638,199
4.00%, 4/1/40	AA	610,000	705,597
4.00%, 4/1/39	AA	500,000	579,071

24 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA–	$2,000,000	$2,534,676
Ser. A, 5.00%, 1/1/36	AA–	1,600,000	2,006,730
Ser. A, 4.00%, 1/1/39	AA–	1,750,000	2,028,472
Ser. A, 4.00%, 1/1/38	AA–	1,750,000	2,033,787
			67,652,967
Indiana (0.1%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/29	A–	500,000	516,065
			516,065
Iowa (0.3%)
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1,
Class 2, 4.00%, 6/1/49	BBB	1,000,000	1,148,210
			1,148,210
Kansas (0.2%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/33	BB–/P	500,000	526,614
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	BB+/P	440,000	458,250
			984,864
Kentucky (2.9%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	1,011,946
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa2	1,100,000	1,218,630
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	125,000	142,482
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	900,000	906,741
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	4,635,000	5,226,370
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare Oblig. Group),
5.50%, 10/1/33	A	3,000,000	3,344,004
			11,850,173
Louisiana (1.7%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U.
Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	1,500,000	1,813,297
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	500,000	5
Pub. Fac. Auth. Rev. Bonds, (Tulane U.), Ser. A,
4.00%, 12/15/50	A2	750,000	840,661
St. John The Baptist Parish Mandatory Put Bonds
(7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,500,000	3,635,297
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	385,000	414,346
			6,703,606

Managed Municipal Income Trust 25

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Maine (0.6%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	$1,000,000	$1,011,694
(MaineGeneral Health Oblig. Group), 6.95%, 7/1/41
(Prerefunded 7/1/21)	AAA/P	1,000,000	1,010,824
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B2	500,000	566,274
			2,588,792
Maryland (2.0%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	550,000	656,267
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake
Linganore), 3.75%, 7/1/39	BB/P	1,410,000	1,478,689
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	556,897
MD Econ. Dev. Corp. Student Hsg. Rev. Bonds,
(Bowie State U.)
4.00%, 7/1/50	BBB–	200,000	220,599
4.00%, 7/1/40	BBB–	450,000	504,854
MD State Econ. Dev. Corp. Tax Alloc. Bonds,
(Port Covington)
4.00%, 9/1/50	B+/P	750,000	827,277
4.00%, 9/1/40	B+/P	755,000	849,328
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.), 5.125%, 7/1/39	B/P	1,000,000	1,110,083
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	250,000	271,248
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	1,500,000	1,570,841
			8,046,083
Massachusetts (1.4%)
Lowell, Collegiate Charter School Rev. Bonds
5.00%, 6/15/54	BB–/P	1,250,000	1,361,479
5.00%, 6/15/39	BB–/P	1,000,000	1,104,115
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	100,000	107,327
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 1/1/23)	AAA/P	100,000	112,346
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	315,229	58,115
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.)
5.125%, 11/15/46	BB/F	1,000,000	1,098,051
5.00%, 11/15/38	BB/F	500,000	551,336
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28
(In default) †	D/P	995,000	447,750
MA State Port Auth. Special Fac. Rev. Bonds,
(Conrac), Ser. A, 5.125%, 7/1/41 (Prerefunded 7/1/21)	BBB+	750,000	755,867
			5,596,386

26 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Michigan (8.8%)
Detroit, G.O. Bonds, 5.00%, 4/1/37	Ba3	$750,000	$876,699
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	750,000	794,255
Great Lakes, Wtr. Auth. Swr. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), Ser. C,
5.00%, 7/1/36	A+	2,000,000	2,407,521
Kentwood, Economic Dev. Rev. Bonds,
(Holland Home), 5.625%, 11/15/32	BBB–/F	2,195,000	2,272,999
Kentwood, Economic Dev. Corp. Rev. Bonds,
(Holland Home Obligated Group)
5.00%, 11/15/41	BBB–/F	1,000,000	1,126,111
5.00%, 11/15/32	BBB–/F	1,250,000	1,438,219
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	468,753
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA–	600,000	682,693
(Tobacco Settlement), Ser. B-2, Class 2,
zero %, 6/1/65	BBB/P	6,750,000	869,456
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds,
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	2,150,000	2,272,752
MI State Hosp. Fin. Auth. Rev. Bonds
(Trinity Health Corp. Oblig. Group),
4.00%, 12/1/49 T	Aa3	2,125,000	2,453,971
(Trinity Health Corp. Oblig. Group), Ser. A, U.S.
Govt. Coll, 5.00%, 12/1/47 (Prerefunded 12/1/22) T	Aa3	8,500,000	9,155,254
MI State Strategic Fund Ltd. Rev. Bonds,
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,350,000	1,451,324
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Holland Home Oblig. Group), 5.00%, 11/15/43	BBB–/F	500,000	561,138
Pontiac City, G.O. Bonds, (Pontiac School
Dist.), Q-SBLF
4.00%, 5/1/45 T	Aa1	3,576,471	4,217,566
4.00%, 5/1/50 T	Aa1	4,023,529	4,733,411
			35,782,122
Minnesota (1.3%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/41	BB+	380,000	400,745
Ham Lake, Charter School Lease Rev. Bonds,
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	500,000	539,002
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	1,250,000	1,300,301
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds,
(Country Manor Campus, LLC)
5.25%, 9/1/30	B–/P	500,000	508,153
5.25%, 9/1/27	B–/P	750,000	765,638

Managed Municipal Income Trust 27

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A
U.S. Govt. Coll., 6.625%, 9/1/42
(Prerefunded 9/1/21)	BB+	$250,000	$255,291
6.375%, 9/1/31	BB+	250,000	253,945
St. Paul, Port Auth. Lease Rev. Bonds,
(Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A–/P	1,125,000	1,126,157
			5,149,232
Mississippi (1.4%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	5,600,000	5,631,460
			5,631,460
Missouri (1.1%)
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	875,000	891,382
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds, (Friendship Village), 5.25%, 9/1/53	BB+/F	3,250,000	3,644,298
			4,535,680
Nebraska (1.2%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A2	4,500,000	5,009,426
			5,009,426
Nevada (2.0%)
Clark Cnty., G.O. Bonds, AMBAC, 3.00%, 11/1/35	Aa1	4,000,000	4,004,174
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/21	A	370,000	373,666
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	445,000	485,373
Las Vegas, Special Assmt. Bonds
(Dist. No. 815), 5.00%, 12/1/49	B+/P	625,000	706,007
5.00%, 6/1/31	B+/P	370,000	401,324
5.00%, 6/1/30	B+/P	245,000	266,199
(Dist. No. 607 Local Impt.), 5.00%, 6/1/23	BBB–/P	285,000	305,847
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	240,000	263,494
Las Vegas, Special Impt. Dist. No. 814 Special
Assmt., (Summerlin Village No. 21 and 24A)
4.00%, 6/1/44	BB–/P	650,000	696,248
4.00%, 6/1/39	BB–/P	450,000	487,832
			7,990,164
New Hampshire (2.1%)
National Fin. Auth. 144A Rev. Bonds,
(Covanta Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	1,275,000	1,337,650
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6.875%, 7/1/41
(Prerefunded 7/1/21)	BB+/P	2,000,000	2,021,083
(Rivermead), Ser. A, 6.625%, 7/1/31
(Prerefunded 7/1/21)	BB+/P	1,320,000	1,333,393
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	1,000,000	1,164,624
(Kendel at Hanover), 5.00%, 10/1/40	BBB+/F	585,000	666,479

28 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
New Hampshire cont.
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Elliot Hosp.), 5.00%, 10/1/38	A3	$250,000	$294,133
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	1,000,000	1,144,991
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A, 6.25%, 7/1/42 (In default) †	D/P	750,000	562,500
			8,524,853
New Jersey (7.0%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
4.00%, 3/1/42	AA	1,250,000	1,393,149
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	980,000	1,080,388
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	1,000,000	1,120,086
Ser. EEE, 5.00%, 6/15/48	Baa1	3,000,000	3,625,368
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	1,000,000	1,148,891
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	413,682
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,667,674
5.00%, 6/15/26	Baa2	500,000	519,998
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/39	Baa1	2,000,000	2,287,721
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,500,000	1,683,530
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa3	1,500,000	1,756,576
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,000,000	2,012,719
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38	Baa1	1,800,000	2,211,432
Ser. AA, 5.00%, 6/15/37 ###	BBB	400,000	490,454
Ser. AA, 5.00%, 6/15/36 ###	BBB	475,000	583,464
Ser. A, 5.00%, 12/15/34	Baa1	2,600,000	3,232,012
Ser. AA, 4.00%, 6/15/45	Baa1	1,000,000	1,141,072
North Hudson, Swr. Auth. Rev. Bonds, Ser. A, 5.00%,
6/1/42 (Prerefunded 6/1/22)	AAA/P	55,000	57,895
			28,426,111
New Mexico (1.1%)
NM State Hosp. Equip. Loan Council Hosp. Rev.
Bonds, Ser. A, 4.00%, 8/1/48	AA	3,400,000	3,883,035
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Residences), Ser. A, 5.00%, 5/15/39	BB+/F	500,000	558,779
			4,441,814
New York (8.0%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	300,000	310,704
Metro. Trans. Auth. Rev. Bonds, Ser. C-1,
4.00%, 11/15/35	A3	3,000,000	3,421,835
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. C-1,
4.00%, 5/1/39	AAA	2,000,000	2,382,034
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A-2B,
5.00%, 6/1/51	BB+/P	1,700,000	1,803,780

Managed Municipal Income Trust 29

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth.
Rev. Bonds, Ser. D, 5.00%, 2/15/41 T	Aa2	$5,000,000	$6,337,947
Sales Tax Rev. Bonds, Ser. A, Group C,
5.00%, 3/15/42 T	Aa2	10,845,000	13,067,751
NY State Env. Fac. Corp. Solid Waste Disp.
Mandatory Put Bonds (9/2/25), (Casella Waste
Syst. Inc.), Ser. R-1, 2.75%, 9/1/50	B	225,000	232,837
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	750,000	837,224
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	2,350,000	2,572,325
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	1,250,000	1,569,483
			32,535,920
North Carolina (1.0%)
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	554,408
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/38	BBB/F	1,750,000	1,987,127
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	1,044,171
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	500,000	529,449
			4,115,155
Ohio (2.7%)
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Square Foundation),
5.50%, 12/1/53	BB+	1,500,000	1,623,329
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 5.625%, 8/15/29	Baa1	245,000	245,798
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,358,979
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(John Carroll U.), 4.00%, 10/1/45	A3	3,400,000	3,866,151
OH State Private Activity Rev. Bonds,
(Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	750,000	857,315
Port of Greater Cincinnati Dev. Auth. 144A Rev.
Bonds, 4.25%, 12/1/50	BB/P	1,440,000	1,449,238
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	900,000	948,115
(Memorial Hlth. Syst. Oblig. Group),
5.00%, 12/1/43	BB–/F	150,000	159,494
Toledo-Lucas Cnty., Port Auth. FRB,
(CSX Transn, Inc.), 6.45%, 12/15/21	A3	500,000	517,039
			11,025,458
Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds,
(Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BBB/F	350,000	366,139
Portland, Rev. Bonds, Ser. C, 7.701%, 6/1/22	Aaa	2,115,000	2,208,310

30 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Oregon cont.
Warm Springs, Reservation Confederated Tribes
144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/36	A3	$500,000	$596,456
5.00%, 11/1/34	A3	200,000	240,459
			3,411,364
Pennsylvania (3.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/35	A	1,200,000	1,476,047
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB	750,000	845,784
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	350,000	378,042
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (West Chester U. Student Hsg., LLC), Ser. A,
5.00%, 8/1/45	Ba2	1,000,000	1,029,837
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	547,338
Dallas, Area Muni. Auth. U. Rev. Bonds,
(Misericordia U.), 5.00%, 5/1/48	Baa3	1,500,000	1,721,331
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	500,000	530,050
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	650,000	695,969
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
144A Rev. Bonds, (Covanta Holding Corp.), Ser. A,
3.25%, 8/1/39	B1	2,200,000	2,242,748
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43
(Prerefunded 10/1/21)	AAA/P	500,000	512,445
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	785,000	808,221
PA State Tpk. Comm. Rev. Bonds, Ser. A,
5.00%, 12/1/44	A3	1,500,000	1,861,462
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds,
(String Theory Charter School), 5.00%, 6/15/50	BB+	700,000	806,571
West Shore Area Auth. Rev. Bonds,
(Lifeways at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB–/F	785,000	854,572
			14,310,417
Puerto Rico (1.3%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A-1, 5.00%, 7/1/58	BB–/P	4,700,000	5,306,582
			5,306,582
South Carolina (4.0%)
Berkeley Cnty., Assmt. Rev. Bonds,
(Nexton Impt. Dist.), 4.375%, 11/1/49	BB–/P	1,000,000	1,114,298
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A
5.75%, 6/15/49	Ba1	1,000,000	1,126,214
5.75%, 6/15/39	Ba1	500,000	569,983

Managed Municipal Income Trust 31

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
South Carolina cont.
SC State Jobs-Econ. Dev. Auth. Rev. Bonds,
(Bon Secours Mercy Hlth.), 4.00%, 12/1/44	A1	$4,000,000	$4,687,554
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	2,000,000	2,272,713
Ser. C, 5.00%, 12/1/46	A2	2,500,000	2,857,728
(Santee Cooper), Ser. D, 5.00%, 12/1/43
(Prerefunded 6/1/22)	A2	1,000,000	1,052,075
Ser. C, 5.00%, 12/1/39	A2	1,085,000	1,240,888
Ser. A, 5.00%, 12/1/36	A2	1,000,000	1,195,095
			16,116,548
Tennessee (0.7%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board Rev. Bonds, (Blakeford at Green Hills
Oblig. Group), Ser. A, 4.00%, 11/1/45	BBB–/F	1,750,000	1,861,275
Tennergy Corp., Gas Mandatory Put Bonds
(10/1/24), Ser. A, 5.00%, 2/1/50	Aa2	1,000,000	1,146,971
			3,008,246
Texas (10.0%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	1,136,216
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33 (Prerefunded 1/1/23)	A–	525,000	567,614
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	2,500,000	2,892,020
(Idea Pub. Schools), 5.00%, 8/15/32	A–	315,000	328,025
(IDEA Pub. Schools), 5.00%, 8/15/28	A–	200,000	234,839
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	250,000	273,414
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa2	1,000,000	1,034,817
Houston, Arpt. Syst. Rev. Bonds, Ser. B-1,
5.00%, 7/15/35	B	2,500,000	2,768,722
Houston, Higher Ed. Fin. Corp. Rev. Bonds,
(Houston Baptist U.), 3.375%, 10/1/37	BBB–	500,000	500,156
La Vernia, Higher Ed. Fin. Corp. 144A Rev. Bonds,
(Meridian World School, LLC), Ser. A, 5.25%, 8/15/35	BB+	1,000,000	1,083,923
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,250,000	1,525,849
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	520,767
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%,
4/1/47 (Prerefunded 4/1/25)	AAA/P	1,150,000	1,355,917
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42 (Prerefunded 4/1/27)	AAA/P	1,830,000	2,279,852
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39
(Prerefunded 4/1/24)	AAA/P	500,000	563,177
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,106,473
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.), 5.00%, 6/15/48	BB–/P	500,000	514,359

32 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Texas cont.
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	$1,500,000	$1,651,540
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	2,500,000	3,009,576
TX State Muni. Gas Acquisition & Supply Corp.
III Rev. Bonds
5.00%, 12/15/32	A3	1,000,000	1,344,459
5.00%, 12/15/31	A3	1,000,000	1,325,328
5.00%, 12/15/30	A3	1,000,000	1,304,877
5.00%, 12/15/29	A3	1,000,000	1,286,100
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC
(SH 288 Toll Lane)), 5.00%, 12/31/50	Baa3	1,250,000	1,408,415
TX State Transportation Commission G.O. Bonds,
5.00% 10/1/44 (Prerefunded 10/1/24) T	AAA	8,000,000	9,292,064
TX State Trans. Comm. Rev. Bonds,
(State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	700,000	355,705
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	700,000	798,765
			40,462,969
Utah (1.2%)
Infrastructure Agcy. Telecomm. Rev. Bonds,
4.00%, 10/15/39	BBB–/F	1,500,000	1,726,661
MDA Mountain Village Pub. Infrastructure Dist.
Special Assmt., Ser. A, 5.00%, 8/1/50	B/P	1,045,000	1,175,118
Mida Mountain Village Pub. Infrastructure Dist. 144A
Special Assmt. Bonds, (Mountain Village Assmt.
Area No. 2), 4.00%, 8/1/50	B/P	1,250,000	1,288,815
UT State Charter School Fin. Auth. Rev. Bonds,
(Summit Academy, Inc.), Ser. A, 5.00%, 4/15/44	AA	625,000	745,619
			4,936,213
Virginia (2.8%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	1,000,000	1,058,231
Front Royal & Warren Cnty., Indl. Dev. Auth. Rev.
Bonds, (Valley Hlth. Oblig. Group), 4.00%, 1/1/50	A1	2,500,000	2,723,243
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), 4.00%, 1/1/31	BBB–/F	675,000	711,999
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	485,000	509,923
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66-P3), 5.00%, 12/31/52	Baa3	1,000,000	1,195,945
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	500,000	543,289
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB–	740,000	784,892
(Express Lanes, LLC), 5.00%, 7/1/34	BBB–	1,150,000	1,182,490
(National Sr. Campuses, Inc. Oblig. Group),
4.00%, 1/1/39	A/F	2,520,000	2,813,222
			11,523,234

Managed Municipal Income Trust 33

MUNICIPAL BONDS AND NOTES (127.6%)* cont.	Rating**	Principal amount	Value
Washington (2.4%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.25%, 1/1/38	BB+/P	$750,000	$858,924
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	625,000	700,964
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BB	800,000	856,533
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	1,275,000	1,280,323
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 1.174%, 1/1/42	A+	1,700,000	1,706,225
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill)
5.00%, 7/1/41	B/P	500,000	517,882
5.00%, 7/1/36	B/P	580,000	605,937
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Presbyterian Retirement Cmnty. Northwest), Ser. A,
5.00%, 1/1/36	BB/F	1,175,000	1,273,028
WA State Hsg. Fin. Comm. Nonprofit 144A Rev.
Bonds, (Spokane Intl. Academy), Ser. A
5.00%, 7/1/56	Ba2	1,130,000	1,247,349
5.00%, 7/1/50	Ba2	500,000	556,841
			9,604,006
Wisconsin (2.6%)
Pub. Fin. Auth. 144A Rev. Bonds, (Roseman U.
of Hlth. Sciences), 5.00%, 4/1/40	BB	1,150,000	1,347,232
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds,
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	350,000	365,690
Pub. Fin. Auth. Edl. Fac. Rev. Bonds,
(Piedmont Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,150,000	1,325,949
Pub. Fin. Auth. Exempt Fac. Rev. Bonds,
(Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	300,000	334,133
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	250,000	284,322
5.00%, 5/1/42	BBB+	1,090,000	1,246,709
Pub. Fin. Auth. Retirement Communities
Rev. Bonds, (Evergreens Oblig. Group), Ser. A,
5.00%, 11/15/49	BBB/F	1,750,000	1,983,231
Pub. Fin. Auth. Retirement Fac. 144A Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/48	BB/F	800,000	874,734
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	250,000	256,759
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds
(Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	1,800,000	1,940,210
(Mary’s Woods at Marylhurst), Ser. A,
5.25%, 5/15/37	BB/F	380,000	410,802
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/30	BB/F	945,000	1,028,079
			11,397,850
Total municipal bonds and notes (cost $480,356,266)			$518,413,912

34 Managed Municipal Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (3.7%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.10% L	Shares	14,258,438	$14,258,438
U.S. Treasury Bills 0.042%, 6/10/21 #		$200,000	199,998
U.S. Treasury Cash Management Bills 0.018%, 7/13/21 §		600,000	599,991
Total short-term investments (cost $15,058,407)			$15,058,427

TOTAL INVESTMENTS
Total investments (cost $495,414,673)			$533,472,339

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $406,142,198.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $187,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $585,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $63,137,400 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Managed Municipal Income Trust 35

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.06%, 0.11% and 0.18%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	26.3%
Education	19.0
Tax bonds	11.3
State debt	11.0
Land	10.4

FUTURES CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 5 yr (Short)	229	$28,381,688	$28,381,688	Jun-21	$13,797
Unrealized appreciation					13,797
Unrealized (depreciation)					—
Total					$13,797

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$10,000,000	$21,780	$—	5/25/21	—	0.44% minus	$(21,780)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
5,000,000	25,810	—	7/21/21	—	1.18% minus	25,810
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
2,500,000	12,418	—	5/25/21	—	1.62% minus	12,418
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

36 Managed Municipal Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC
$5,000,000	$225	$—	6/15/21	—	0.51% minus	$(225)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
6,000,000	23,676	—	7/15/21	—	1.16% minus	23,676
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		61,904
Upfront premium (paid)		—		Unrealized (depreciation)		(22,005)
Total		$—		Total		$39,899

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$23,153,000	$229,631	$(234)	3/29/26	2.51% — At	USA Non Revised	$(229,865)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(234)				$(229,865)

Managed Municipal Income Trust 37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$518,413,912	$—
Short-term investments	—	15,058,427	—
Totals by level	$—	$533,472,339	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$13,797	$—	$—
Total return swap contracts	—	(189,732)	—
Totals by level	$13,797	$(189,732)	$—

The accompanying notes are an integral part of these financial statements.

38 Managed Municipal Income Trust

Statement of assets and liabilities 4/30/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $481,156,235)	$519,213,901
Affiliated issuers (identified cost $14,258,438) (Notes 1 and 6)	14,258,438
Cash	7,401
Interest and other receivables	6,702,233
Receivable for investments sold	1,278,243
Unrealized appreciation on OTC swap contracts (Note 1)	61,904
Prepaid assets	48,958
Total assets	541,571,078

LIABILITIES
Payable for investments purchased	425,234
Payable for purchases of delayed delivery securities (Note 1)	1,603,194
Payable for compensation of Manager (Note 2)	657,327
Payable for custodian fees (Note 2)	6,783
Payable for investor servicing fees (Note 2)	33,595
Payable for Trustee compensation and expenses (Note 2)	163,085
Payable for administrative services (Note 2)	1,204
Payable for floating rate notes issued (Note 1)	31,395,450
Payable for variation margin on futures contracts (Note 1)	8,887
Payable for variation margin on centrally cleared swap contracts (Note 1)	388
Distributions payable to shareholders	1,656,173
Distributions payable to preferred shareholders (Note 1)	809
Unrealized depreciation on OTC swap contracts (Note 1)	22,005
Preferred share remarketing agent fees	13,661
Other accrued expenses	91,085
Total liabilities	36,078,880
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$406,142,198

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$368,234,163
Total distributable earnings (Note 1)	37,908,035
Total — Representing net assets applicable to common shares outstanding	$406,142,198

COMPUTATION OF NET ASSET VALUE
Net asset value per common share ($406,142,198 divided by 48,889,269 shares)	$8.31

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 39

Statement of operations Six months ended 4/30/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $14,732 from investments in affiliated issuers) (Note 6)	$9,642,918
Total investment income	9,642,918

EXPENSES
Compensation of Manager (Note 2)	1,355,782
Investor servicing fees (Note 2)	100,316
Custodian fees (Note 2)	6,154
Trustee compensation and expenses (Note 2)	9,342
Administrative services (Note 2)	6,828
Interest and fees expense (Note 2)	106,896
Preferred share remarketing agent fees	74,929
Other	218,101
Total expenses	1,878,348
Expense reduction (Note 2)	(308)
Net expenses	1,878,040

Net investment income	7,764,878

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,959,713
Futures contracts (Note 1)	190,140
Swap contracts (Note 1)	150,478
Total net realized gain	4,300,331
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	17,049,112
Futures contracts	(54,430)
Swap contracts	(131,455)
Total change in net unrealized appreciation	16,863,227

Net gain on investments	21,163,558

Net increase in net assets resulting from operations	28,928,436

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
From tax exempt net investment income	(79,282)
Net increase in net assets resulting from operations (applicable to common shareholders)	$28,849,154

The accompanying notes are an integral part of these financial statements.

40 Managed Municipal Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/21*	Year ended 10/31/20
Operations
Net investment income	$7,764,878	$16,262,790
Net realized gain (loss) on investments	4,300,331	(1,997,615)
Change in net unrealized appreciation (depreciation)
of investments	16,863,227	(6,588,793)
Net increase in net assets resulting from operations	28,928,436	7,676,382

Distributions to Series A and C remarketed preferred
shareholders (Note 1):
From ordinary income
From tax exempt net investment income	(79,282)	(1,056,290)
Net realized short-term gains on investments	—	(288,446)
Net increase in net assets resulting from operations
(applicable to common shareholders)	28,849,154	6,331,646

Distributions to common shareholders (note 1):
From ordinary income
From tax exempt net investment income	(9,384,960)	(16,310,282)
Net realized short-term gains on investments	—	(2,501,634)
Increase from issuance of common shares in connection
with reinvestment of distributions	75,626	—
Decrease from capital shares repurchased (Note 5)	—	(2,159,037)
Total increase (decrease) in net assets	19,539,820	(14,639,307)

NET ASSETS
Beginning of period	386,602,378	401,241,685
End of period	$406,142,198	$386,602,378

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	48,880,001	49,204,185
Shares issued in connection with dividend
reinvestment plan	9,268	—
Shares repurchased (Note 5)	—	(324,184)
Common shares outstanding at end of period	48,889,269	48,880,001

Series A Remarketed preferred shares outstanding at
beginning and end of period	240	240

Series C Remarketed preferred shares outstanding at
beginning and end of period	1,507	1,507

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 41

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Sixmonths				Year ended
	ended**
	4/30/21	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period
(common shares)	$7.91	$8.15	$7.64	$7.95	$8.10	$7.97
Investment operations:
Net investment income a	.16	.33	.38	.40	.39	.43
Net realized and unrealized
gain (loss) on investments	.43	(.17)	.54	(.35)	(.17)	.15
Total from investment operations	.59	.16	.92	.05	.22	.58
Distributions to preferred shareholders:
From net investment income	—[e]	(.02)	(.04)	(.04)	(.02)	(.01)
From capital gains	—	(.01)	(.01)	—	—	—
Total from investment operations
(applicable to common shareholders)	.59	.13	.87	.01	.20	.57
Distributions to common shareholders:
From net investment income	(.19)	(.33)	(.31)	(.37)	(.39)	(.44)
From capital gains	—	(.05)	(.07)	—	—	—
From return of capital	—	—	—	—	(.01)	—
Total distributions	(.19)	(.38)	(.38)	(.37)	(.40)	(.44)
Increase from shares repurchased	—	.01	.02	.05	—[e]	—[e]
Increase from Preferred shares
tender offer	—	—	—	—	.05	—
Net asset value, end of period
(common shares)	$8.31	$7.91	$8.15	$7.64	$7.95	$8.10
Market price, end of period
(common shares)	$8.26	$7.64	$7.97	$6.71	$7.43	$7.48
Total return at market price (%)
(common shares) b	10.68*	0.77	24.89	(4.91)	4.84	8.38
Total return at net asset value (%)
(common shares) b	7.54*	1.93	11.91	0.71	3.32	7.20

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$406,142	$386,602	$401,242	$385,024	$426,968	$436,309
Ratio of expenses to average
net assets (including interest
expense) (%) c,d,f	.47*	.98[h]	1.01	1.03	1.13[g]	.92
Ratio of net investment income
to average net assets (%) c	1.91*	3.92	4.21	4.54	4.73	5.09
Portfolio turnover (%)	9*	38	36	28	30	24

(Continued on next page)

42 Managed Municipal Income Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2021	0.03%
October 31, 2020	0.09
October 31, 2019	0.14
October 31, 2018	0.17
October 31, 2017	0.06
October 31, 2016	0.03

g Includes 0.17% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

h Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period.

As a result of such waiver, the expenses of the fund for the period ended October 31, 2020 reflect a reduction of less than 0.01% average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 43

Notes to financial statements 4/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through April 30, 2021.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its goal by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after

44 Managed Municipal Income Trust

considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect

Managed Municipal Income Trust 45

to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $51,705,309 were held by the TOB trust and served as collateral for $31,395,450 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $17,321 for these investments based on an average interest rate of 0.12%.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

46 Managed Municipal Income Trust

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $495,873,082, resulting in gross unrealized appreciation and depreciation of $64,833,080 and $27,409,758, respectively, or net unrealized appreciation of $37,423,322.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund used targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred Series A shares is generally a 28 day period, and generally a 7 day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2021, was 0.099% for Series A shares and 0.099% for Series C shares.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

Managed Municipal Income Trust 47

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.271% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management did not reimburse monies to the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $308 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $269, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

48 Managed Municipal Income Trust

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$46,814,089	$59,870,396
U.S. government securities (Long-term)	—	—
Total	$46,814,089	$59,870,396

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2021, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2020, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund did not repurchase any shares.

For the previous fiscal year, the fund repurchased 324,184 common shares for an aggregate purchase price of $2,159,037, which reflected a weighted-average discount from net asset value per share of 10.58%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,766 shares of the fund (0.003% of the fund’s shares outstanding), valued at $14,675 based on net asset value.

Managed Municipal Income Trust 49

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 4/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$10,850,879	$49,853,534	$46,445,975	$14,732	$14,258,438
Total Short-term
investments	$10,850,879	$49,853,534	$46,445,975	$14,732	$14,258,438

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and 1-, 3-, 6-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$22,400,000
Centrally cleared total return swap contracts (notional)	$9,900,000

50 Managed Municipal Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$75,701*	Payables	$251,636*
Total		$75,701		$251,636

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$190,140	$150,478	$340,618
Total	$190,140	$150,478	$340,618

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	(54,430)	(131,455)	$(185,885)
Total	$(54,430)	$(131,455)	$(185,885)

Managed Municipal Income Trust 51

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Credit Suisse
		Securities		Morgan
		(USA), LLC		Stanley & Co.
		(clearing	JPMorgan	International
	Citibank, N.A.	broker)	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$38,228	$—	$—	$23,676	$61,904
Centrally cleared total return	—	—	—	—	—
swap contracts§
Futures contracts§	—	—	—	—	—
Total Assets	$38,228	$—	$—	$23,676	$61,904
Liabilities:
OTC Total return swap contracts*#	21,780	—	—	225	22,005
Centrally cleared total return	—	388	—	—	388
swap contracts§
Futures contracts§	—	—	8,887	—	8,887
Total Liabilities	$21,780	$388	$8,887	$225	$31,280
Total Financial and Derivative Net	$16,448	$(388)	$(8,887)	$23,451	$30,624
Assets
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$16,448	$(388)	$(8,887)	$23,451
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $187,000 and $585,000, respectively.

52 Managed Municipal Income Trust

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Managed Municipal Income Trust 53

Shareholder meeting results (Unaudited)

April 20, 2021 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
35,865,057	971,917	685,074

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	36,461,576	1,060,477
Ravi Akhoury	36,441,125	1,080,928
Barbara M. Baumann	31,850,873	5,671,180
Catharine Bond Hill	36,606,402	915,651
Paul L. Joskow	31,297,660	6,226,393
Kenneth R. Leibler	31,641,026	5,881,027
Robert L. Reynolds	36,619,180	902,873
Manoj Singh	36,528,225	993,828
Mona K. Sutphen	36,297,727	1,224,326

At the meeting, each of the preferred nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Katinka Domotorffy	1,661	—
George Putnam, III	1,661	—

All tabulations are rounded to the nearest whole number.

54 Managed Municipal Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Managed Municipal Income Trust 55

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56 Managed Municipal Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 — November 30, 2020	—	—	—	4,888,000
December 1 — December 31, 2020	—	—	—	4,888,000
January 1 — January 31, 2021	—	—	—	4,888,000
February 1 — February 28, 2021	—	—	—	4,888,000
March 1 — March 31, 2021	—	—	—	4,888,000
April 1 — April 30, 2021	—	—	—	4,888,000

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2019, which was in effect between October 10, 2019 and September 30, 2020, allowed the fund to repurchase up to 4,920,418 of its shares. The program renewed by the Board in September 2020, which is in effect between October 1, 2020 and September 30, 2021, allows the fund to repurchase up to 4,880,000 of its shares.

** Information prior to October 1, 2020 is based on the total number of shares eligible for repurchase under the program, as amended through September 2019. Information from October 1, 2020 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2020.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2021